Offerings - Offering: 1	Feb. 18, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	4.900% Senior Unsecured Notes due 2036
Amount Registered | shares	600,000,000
Proposed Maximum Offering Price per Unit	1.00
Maximum Aggregate Offering Price	$ 600,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 82,860.00
Offering Note	The filing fee is calculated in accordance with Rule 457(r) under the Securities Act of 1933, as amended. The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering. The maximum aggregate offering price for such offering is $600,000,000.00